                                                                    Exhibit 99.1

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                              $447,174,100 (APPROX)
                     MELLON RESIDENTIAL FUNDING CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2000-TBC1

----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
                                        CERTIFICATE
                                          RATINGS                  PASS-       WAL          PUT
             LOAN    CERTIFICATE SIZE     -------         CE      THROUGH     (YRS)       OPTION             CERTIFICATE
  CLASS      TYPE     (+/- 10%) (1)      S&P/FITCH      LEVEL       RATE       (6)         DATE                 TYPE
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-1        3/1         $81,919,900     AAA/AAA       3.00%       (2)        1.8    April 2002 (7)         3/1 Senior
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-2A       5/1         $90,702,300     AAA/AAA       3.00%       (3)       0.85      May 2004 (7)    5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-2B       5/1        $102,679,600     AAA/AAA       3.00%       (3)        3.2      May 2004 (7)    5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-2C       5/1        $107,283,400     AAA/AAA       3.00%       (3)        4.3      May 2004 (7)    5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-3A      10/1         $16,759,400     AAA/AAA       3.00%       (4)       0.85    April 2008 (7)   10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-3B      10/1         $18,456,500     AAA/AAA       3.00%       (4)        3.2    April 2008 (7)   10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   A-3C      10/1         $20,339,200     AAA/AAA       3.00%       (4)        7.2    April 2008 (7)   10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   B-1        All          $3,387,800      AA/AA        2.25%       (5)        4.4          (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   B-2        All          $3,387,600       A/AA        1.50%       (5)        4.4          (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------
   B-3        All          $2,258,400     BBB/BBB       1.00%       (5)        4.4          (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- ---------------- ------------------------


(1) Class sizes are subject to change based upon the final pool and rating agency approval.

(2) The Class A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.834%.

(3) The Class A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.919%.

(4) The Class A-3 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 7.028%.

(5) The Class B-1, B-2 and B-3 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Classes of Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.917%.

(6) Assumes the Certificates are put to Mellon Bank, N.A. ("Mellon Bank") on each Certificate's respective Put Option Date. The Put Option Date is the first adjustment date for any mortgage loan within each respective Group.

(7) During the 5 business day period ending on the Distribution Date in the month provided above, each Certificateholder will have the option to require Mellon Bank to purchase their certificates on such Distribution Date.

(8) During the 5 business day period ending on the Distribution Date in April 2002 (with respect to Group 1), May 2004 (with respect to Group 2) and April 2008 (with respect to the Group 3), each Certificateholder will have the option to require Mellon Bank to purchase an allocable portion of such Certificateholder's certificates generally related to the applicable Group on such Distribution Date (such portion as further described herein).

BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 1

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


UNDERWRITERS:                 Bear, Stearns & Co. Inc., Mellon Financial
                              Markets, LLC and Greenwich Capital Markets, Inc.

SELLER AND MASTER SERVICER:   Boston Safe Deposit and Trust ("The Boston
                              Company")

SUBSERVICER:                  Dovenmuehle Mortgage, Inc.

TRUSTEE:                      Norwest Bank Minnesota, National Association

RATING AGENCIES:              Standard & Poor's and Fitch IBCA

CUT-OFF DATE:                 February 1, 2000

CLOSING DATE:                 February 29, 2000

LEGAL STRUCTURE:              REMIC

OPTIONAL TERMINATION:         10% cleanup call

PRICING PREPAYMENT SPEED:     The Offered Certificates will be priced to a
                              prepayment speed of 18% CPR

DISTRIBUTION DATE:            25th of each month or next business day,
                              commencing March 27, 2000

FORM OF REGISTRATION:         The Offered Certificates will be issued in
                              book-entry form through DTC

SENIOR PUT OPTION:            During the 5 business day period ending on the
                              Distribution Date in April 2002 (with respect to the Class A-1 Certificates), May 2004 (with respect to the Class A-2A, Class A-2B and Class
                              A-2C Certificates) and April 2008 (with respect to the Class A-3A, Class A-3B and Class A-3C
                              Certificates), each such Senior Certificateholder will have the option to require Mellon Bank, N.A.
                              ("Mellon Bank") to purchase their respective
                              Certificates. If a Senior Certificateholder exercises their Senior Put Option, Mellon Bank will be required to purchase their class of Certificates on the Distribution Date [one] month after such respective Put Option Date. The Senior
                              Put Option repurchase price will be 100% of the outstanding Class Certificate Balance of such Certificateholder's Certificate at the time of repurchase.



BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 2

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------



SUBORDINATE PUT OPTION:       Each Class of Subordinate Certificates will have
                              three separate Put Option Dates. Such Subordinate
                              Put Option will be exercisable with respect to a percentage interest of that Class of Subordinate
                              Certificates contributed by each Mortgage Loan
                              Group. The allocable amount contributed by each Mortgage Loan Group to a Class of Subordinate
                              Certificate's is calculated by the following formula: Group Subordinate Certificate Amount multiplied by the Subordinate Certificate Class
                              Percentage. The Group Subordinate Certificate
                              Amount is calculated by subtracting from the aggregate principal balance of each Mortgage Loan
                              Group, the Class Principal Balance of the related
                              Classes of Senior Certificates. The Subordinate
                              Certificate Class Percentage is calculated by dividing the Class Certificate Balance of the applicable class of Subordinate Certificates by the Class Certificate Balance of all Subordinate
                              Certificates. For any Subordinate
                              Certificateholder, the product of such equation and the Certificateholder's percentage interest in the applicable Class is the "Subordinate
                              Certificate Putable Balance". It is expected that the trustee will be required to provide the Group
                              Subordinate Certificate Amount and Subordinate
                              Class Percentage on the monthly Distribution
                              Statement.

                              During the 5 business day period ending on the Distribution Date in April 2002 (with respect to the Group 1), May 2004 (with respect to the Group
                              2) and April 2008 (with respect to the Group 3), each Certificateholder will have the option to require Mellon Bank to purchase their respective Subordinate Certificate Putable Balance (rounded, if necessary, to the nearest $1,000, but not more than the Certificateholder's Certificate Principal Balance). If a Subordinate Certificateholder exercises their Subordinate Put Option, Mellon Bank will be required to purchase their share of the Subordinate Certificate Putable Balance on the Distribution Date [one] month after such respective Put Option Date. The Subordinate Put Option repurchase price with respect to the Class B-1, Class B-2 and Class B-3 Certificates will be 100% of the outstanding Subordinate Certificate Putable Balance of such Certificateholder's Certificate at the time of repurchase.


BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 3

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


OTHER CERTIFICATES:           The following Classes of "Other Certificates" will
                              be issued in the indicated approximate original principal amount, which will provide credit support to the Offered Certificates, but are not offered hereby.

                              Class B-4         $2,258,500        0.50%
                              Class B-5         $1,129,200        0.25%
                              Class B-6         $1,129,419        0.25%

COLLATERAL DESCRIPTION:       The mortgage pool consists of approximately $451
                              million of ARM Hybrids, which are fixed for a period of three, five or ten years and then become adjustable rate Mortgage Loans. After the initial fixed period the Mortgage Loans will adjust annually based upon either the One-Year LIBOR or the One-Year CMT Index. In addition, substantially all of the Mortgage Loans are interest only for the first 10 years. After such interest only period, each such Mortgage Loan will fully-amortize over their remaining 20-year period. Provided below is a brief summary of the composition of the pool by loan type as of January
                              1, 2000:

------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
                                       UNPAID                                                                 MOS.
                                     PRINCIPAL         % OF       GROSS       WAM       GROSS       MAX        TO
       LOAN TYPE           MLG        BALANCE          POOL        WAC       (MOS)     MARGIN      RATE       ROLL
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
  3/1 (1-year LIBOR)        1       $40,708,089       9.01%       6.79%       354       2.25%     12.79%       30
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
   3/1(1-year CMT)**        1       $43,745,426       9.68%       7.38%       332       2.75%     12.42%       32
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
     Sub-Total 3/1                  $84,453,515      18.69%       7.09%       343       2.51%     12.60%       31
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------

------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
  5/1 (1-year LIBOR)        2      $309,964,309      68.62%       7.18%       355       2.25%     12.18%       55
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
   10/1 (1-year CMT)        3       $57,273,395      12.68%       7.29%       353       3.25%     13.29%      113
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------
    Total Portfolio                $451,691,219     100.00%       7.18%       353       2.43%     12.40%       58
------------------------ -------- ----------------- ----------- ---------- ---------- ---------- ---------- ----------

       ** NOTE: All of the Mortgage Loans coded as 3/1 (1-year CMT) are originally 5/1 (1-year CMT) but are seasoned at least two years and have a maximum remaining months to roll of 36 months.

                              Each Mortgage Loan is secured by a first lien on a one-to-four family residential property. The approximate general characteristics of the Mortgage Loans by Mortgage Loan Group and for the total portfolio have been attached as Exhibit I.

BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 4

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


UNDERWRITING STANDARDS:       The Mortgage Loans were underwritten to The Boston
                              Company's underwriting guidelines as more fully described in the Prospectus Supplement.

ERISA ELIGIBILITY:            The Senior Certificates are expected to be ERISA
                              eligible. Prospective investors should review with their legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA TREATMENT:              The Senior Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING OBLIGATION:         The Master Servicer is obligated to advance for
                              delinquent mortgagor payments through the date of liquidation of the property to the extent they are deemed recoverable.

COMPENSATING INTEREST:        The Master Servicer will be required to cover
                              interest shortfalls as a result of full or partial prepayments to the extent of the aggregate servicing fee.

CREDIT ENHANCEMENT:           The transaction will incorporate three Mortgage
                              Loan Groups, each with it's own "AAA" Senior
                              Certificate. These Senior Certificates will be supported by the Subordinate Certificates which will not be segregated by Mortgage Loan Group.
                              Only one class of Certificates will be issued for each rating category below the "AAA" rating levels. Credit enhancement with respect to the Certificates will be provided by a senior/subordinate shifting interest structure.
                              The total credit enhancement to the "AAA" level is expected to be 3.00%.


BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 5

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


CASH FLOW DESCRIPTION:        Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day) beginning on March 27, 2000. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                              AVAILABLE FUNDS:

                              1. Payment of interest to the holders of the Class
                                 A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3A, Class A-3B and Class A-3C Certificates (together, the "Senior Certificates") in an amount equal to their respective Pass-Through Rates;

                              2. Payment of principal to the holders of the
                                 Senior Certificates in an amount equal to the related Senior Percentage of all principal received in respect of the Mortgage Loans in the related Mortgage Loan Group; however in the case of the Class A-2 and Class A-3 Senior Certificates, all of such Group's principal will be allocated sequentially in the order of their alphabetical Class designations, beginning with the Class A-2A and Class A-3A Certificates, respectively

                                 The Senior Percentage is subject to reduction based upon the expiration of a lockout period and the Mortgage Pool meeting certain loss and delinquency tests (see Prepayment Stepdown Tests below).

                              3. Payment of interest and principal sequentially
                                 to the Subordinate Certificates in the order of their numerical Class designations, beginning with the Class B-1, so that each Subordinate Class shall receive (a) their respective Pass-Through Rate and (b) such Class' related Subordinate Percentage of all principal received.

                                 The Subordinate Percentage is subject to reduction based upon the expiration of a lockout period and the Mortgage Pool meeting certain loss and delinquency tests (see Prepayment Stepdown Tests below).


BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 6

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


PRINCIPAL STEPDOWN TESTS:     The Senior Certificates will be entitled to
                              receive 100% of the principal collected on their respective Mortgage Loan Group until February
                              2010. The senior principal entitlement percentage of all Groups can be reduced to the aggregate
                              Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the aggregate Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans in all Loan Groups
                              60 days or more delinquent, averaged over the last
                              6 months, as a percentage of the aggregate Class
                              Principal Balance of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans in all Loan Groups do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                              Notwithstanding the foregoing, if the current aggregate Subordinate Percentage is equal to two times the initial aggregate Subordinate Percentage and the same delinquency and loss tests as stated above are met (except that the loss test does not step-up from 30%) then principal for each Mortgage Loan Group will be allocated on a pro rata basis. However, If the aggregate Subordinate Percentage has doubled prior to the third anniversary of the Cut-off Date (and such delinquency and loss tests have been met) then the Senior Certificates for each Mortgage Loan Group will be entitled to 50% of the aggregate Subordinate Percentage of principal collections in the related Mortgage Loan Group.

PRINCIPAL DIVERSION AMOUNTS:  Prior to the reduction of the Subordinate
                              Certificate Balances to zero, but after the reduction of any one of the Class Certificate Balances of the Class A-1, Class A-2C or Class A-3C Certificates to zero, the remaining class or classes of Senior Certificates will be entitled to receive a pro-rata percentage of principal collected from that Mortgage Loan Group (based upon the allocation to the other Senior Certificates outstanding), if the following tests are met:


BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 7

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                              either Test#1
                              the aggregate Class Principal Balance of the Subordinate Certificates is less than 50% of the initial aggregate Class Principal Balance of such classes, if such Distribution Date is prior to the Distribution Date occurring in July 2003;

                              or Test#2
                              the aggregate Class Principal Balance of the Subordinate Certificates is less than 25% of the initial aggregate Class Principal Balance of such classes, if such Distribution Date is on or after the Distribution Date occurring in July 2003.

                              In addition, prior to the reduction of the Subordinate Certificate Balances to zero, if on any Distribution Date the aggregate Class Principal Balance of any one Group of Senior Certificates is greater than the aggregate unpaid principal balance of the Mortgage Loans in the related Mortgage Loan Group, 100% of all principal collections allocable to the Subordinate Certificates from all Mortgage Loan Groups will be distributed to such Group of Senior Certificates (or pro-rata if this condition exists with respect to more than one Group of Senior Certificates) until the aggregate Class Principal Balance of such Group of Senior Certificates equals the unpaid principal balance of the related Mortgage Loan Group.

ALLOCATION OF LOSSES:         Realized Losses on the Mortgage Loans will be
                              allocated first to the most junior Class of Certificates outstanding, beginning with the Class
                              B-6 Certificates, and then in reverse numerical order, until the Certificate Balance of each Subordinate Class has been reduced to zero.
                              Thereafter, Realized Losses will be allocated pro-rata between each Group's respective Senior
                              Certificates.

BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976        JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 8

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                    EXHIBIT I
             MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2000-TBC1
                    COLLATERAL SUMMARY AS OF JANUARY 1, 2000

-------------------------------------------------------------------------------------------------------
                                             GROUP I        GROUP II      GROUP III         TOTAL
             STRATIFICATION               3/1 HYBRID**     5/1 HYBRID    10/1 HYBRID      PORTFOLIO
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL POOL
Number of Loans                                      172            485             96             753
Number of Borrowers                                  161            449             88             698
Aggregate Unpaid Principal Balance            84,453,515    309,964,309     57,273,395     451,691,220
Percent of Total                                  18.70%         68.62%         12.68%         100.00%
Average UPB                                      491,009        639,102        596,598         599,856
Maximum Unpaid Principal Balance               1,750,000      3,000,000      1,967,000       3,000,000

-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGES
Gross Coupon                                      7.093%         7.179%         7.287%          7.176%
Net Coupon                                        6.834%         6.919%         7.028%          6.917%
Original Term (months)                               360            360            360             360
Stated Remaining Term to Maturity (months)           343            355            353             353
Original Loan to Value                            70.54%         70.31%         67.46%          69.99%
Original Loan to Collateral                       64.99%         68.23%         65.12%          67.23%
Gross Margin                                      2.509%         2.250%         3.250%          2.425%
Rate Cap at First Adjustment                       2.00%          2.00%          6.00%           2.51%
Periodic Rate Cap                                  2.00%          2.00%          6.00%           2.00%
Maximum Interest Rate                            12.600%        12.179%        13.287%         12.398%
Months to Roll                                        31             55            113              58
Seasoning (months)                                    17              5              7               7
Low Fico                                             740            736            746             738
High Fico                                            760            753            758             755

-------------------------------------------------------------------------------------------------------
LOAN TYPE/INDEX
10 Year Interest Only/1 Yr Libor                  48.20%        100.00%            ---          77.64%
10 Year Interest Only/1 Yr CMT                    51.80%            ---        100.00%          22.36%

-------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY (> = 10% WITHIN 1ST YR)
Yes                                               94.81%         94.28%         91.80%          94.06%
No                                                 5.19%          5.72%          8.20%           5.94%

-------------------------------------------------------------------------------------------------------
STATES > 5%
California                                        21.96%         19.27%         17.86%          19.60%
Colorado                                           6.73%          7.56%            ---           6.44%
Connecticut                                        7.00%          5.45%          2.06%           5.31%
Florida                                            3.36%          4.17%          5.64%           4.21%
Massachusetts                                      9.60%          6.98%         13.13%           8.25%
New Jersey                                         5.12%          5.51%          8.20%           5.78%
New York                                          22.28%         20.33%         34.46%          22.49%
Pennsylvania                                       6.84%          9.57%         10.87%           9.22%

-------------------------------------------------------------------------------------------------------
ZIP CODES (LARGEST 3)
10021, New York, NY                                  ---          3.08%          8.66%           3.53%
10022, New York, NY                                2.29%          2.02%            ---           1.86%
10024, New York, NY                                  ---          2.69%            ---           2.05%
81632, Edwards,CO                                  2.09%            ---            ---             ---
94027, Atherton, CA                                2.96%            ---            ---             ---
10028, New York, NY                                  ---            ---          3.74%             ---
93460, Santa Ynez, CA                                ---            ---          3.43%             ---

-------------------------------------------------------------------------------------------------------
PROPERTY_TYPE
Single Family                                     62.96%         62.21%         54.94%          61.43%
Cooperative                                       12.61%          9.77%         20.25%          11.63%
Planned Unit Development                           9.42%         14.62%         15.15%          13.72%
Condominium                                        9.14%          9.90%          7.37%           9.43%
Blanket                                            5.87%          3.51%          2.29%           3.79%

-------------------------------------------------------------------------------------------------------


**NOTE: ALL OF THE MORTGAGE LOANS CODED AS 3/1 (1-YEAR CMT) ARE ORIGINALLY 5/1 (1 YEAR- CMT) BUT ARE SEASONED AT LEAST TWO YEARS AND HAVE A MAXIMUM REMAINING MONTHS TO ROLL OF 36 MONTHS.


The data underlying the information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or the computations based thereon. No representation or warranty can be given with respect to the accuracy. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS COUPON
5.500%  -  5.740%                                  0.92%            ---            ---           0.17%
5.750%  -  5.999%                                  3.00%          0.35%            ---           0.80%
6.000%  -  6.240%                                  0.97%          1.76%          1.52%           1.58%
6.250%  -  6.490%                                  4.85%          3.08%            ---           3.02%
6.500%  -  6.740%                                  8.73%          4.88%          9.86%           6.23%
6.750%  -  6.999%                                 21.68%         31.33%         17.52%          27.78%
7.000%  -  7.240%                                  6.13%          6.47%         18.10%           7.88%
7.250%  -  7.490%                                 41.95%         22.31%         22.31%          25.98%
7.500%  -  7.740%                                 10.49%         28.44%         12.72%          23.09%
7.750%  -  7.999%                                  1.29%          1.01%         13.16%           2.60%
8.000%  -  8.240%                                    ---          0.34%          1.44%           0.42%
8.250%  -  8.490%                                    ---            ---          3.37%           0.43%

-------------------------------------------------------------------------------------------------------
GROSS MARGIN
2.25%  -  2.49%                                   48.20%        100.00%            ---          77.64%
2.75%  -  2.99%                                   51.80%            ---            ---           9.68%
3.25%  -  3.49%                                      ---            ---        100.00%          12.68%

-------------------------------------------------------------------------------------------------------
MAXIMUM INTEREST RATE
10.75%  -  10.99%                                    ---          0.36%            ---           0.24%
11.00%  -  11.24%                                    ---          1.76%            ---           1.21%
11.25%  -  11.49%                                  0.22%          3.08%            ---           2.16%
11.50%  -  11.74%                                  1.46%          4.88%            ---           3.62%
11.75%  -  11.99%                                  3.00%         31.33%            ---          22.06%
12.00%  -  12.24%                                  1.66%          6.48%          1.52%           4.95%
12.25%  -  12.49%                                 41.59%         22.31%            ---          23.09%
12.50%  -  12.74%                                 18.04%         28.44%          9.86%          24.14%
12.75%  -  12.99%                                 22.97%          1.01%         17.52%           7.21%
13.00%  -  13.24%                                  5.43%          0.34%         18.10%           3.55%
13.25%  -  13.49%                                  3.98%            ---         22.31%           3.57%
13.50%  -  13.74%                                  1.65%            ---         12.72%           1.92%
13.75%  -  13.99%                                    ---            ---         13.16%           1.67%
14.00%  -  14.24%                                    ---            ---          1.44%           0.18%
14.25%  -  14.49%                                    ---            ---          3.37%           0.43%

-------------------------------------------------------------------------------------------------------
SCHEDULE BALANCE
        $0  -     $99,999                          0.40%          0.13%          0.29%           0.20%
  $100,000  -    $199,999                          2.89%          0.63%          1.22%           1.13%
  $200,000  -    $299,999                         12.11%          5.30%          4.96%           6.53%
  $300,000  -    $399,999                         11.83%          7.83%          9.12%           8.74%
  $400,000  -    $499,999                          8.95%          9.06%         10.37%           9.21%
  $500,000  -    $599,999                         10.47%         11.15%         10.30%          10.91%
  $600,000  -    $699,999                         12.08%          8.46%          9.07%           9.21%
  $700,000  -    $799,999                          6.11%          8.14%          7.52%           7.68%
  $800,000  -    $899,999                          1.98%          4.34%          4.31%           3.89%
  $900,000  -    $999,999                         10.10%          5.84%         16.57%           8.00%
$1,000,000  -  $1,099,999                          6.04%          8.87%         12.28%           8.77%
$1,100,000  -  $1,199,999                          5.35%          8.89%          7.80%           8.09%
$1,200,000  -  $1,299,999                          4.26%          4.39%            ---           3.81%
$1,300,000  -  $1,399,999                            ---          2.18%            ---           1.49%
$1,400,000  -  $1,499,999                          1.68%          2.29%            ---           1.88%
$1,500,000  -  $1,999,999                          5.74%          7.99%          6.18%           7.35%
$2,000,000  -  $2,499,999                            ---          1.94%            ---           1.33%
$2,500,000  -  $2,999,999                            ---          1.61%            ---           1.11%
$3,000,000  -  $3,500,000                            ---          0.97%            ---           0.66%

-------------------------------------------------------------------------------------------------------
LOAN PURPOSE
Purchase                                          68.17%         79.31%         70.22%          76.07%
Cash Out Refiance                                 13.98%         13.07%         22.58%          14.45%
Rate/Term Refinance                               17.85%          7.62%          7.20%           9.48%

-------------------------------------------------------------------------------------------------------



The data underlying the information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or the computations based thereon. No representation or warranty can be given with respect to the accuracy. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

OCCUPANCY
Primary Residence                                 79.27%         86.03%         93.94%          85.77%
Second Home                                       20.73%         13.97%          6.06%          14.23%

-------------------------------------------------------------------------------------------------------
NEXT RATE CHANGE DATE
 May 2002                                          7.11%            ---            ---           1.33%
June 2002                                          3.41%            ---            ---           0.64%
July 2002                                          7.48%            ---            ---           1.40%
August 2002                                       11.47%            ---            ---           2.15%
September 2002                                    20.04%            ---            ---           3.75%
October 2002                                      16.75%            ---            ---           3.13%
November 2002                                     19.93%            ---            ---           3.73%
December 2002                                     12.99%            ---            ---           2.43%
January 2003                                       0.82%            ---            ---           0.15%
June 2004                                            ---          1.11%            ---           0.76%
July 2004                                            ---         20.66%            ---          14.18%
August 2004                                          ---         22.52%            ---          15.46%
September 2004                                       ---         18.44%            ---          12.65%
October 2004                                         ---         11.63%            ---           7.98%
November 2004                                        ---          8.40%            ---           5.77%
December 2004                                        ---          5.33%            ---           3.65%
January 2005                                         ---         10.87%            ---           7.46%
February 2005                                        ---          1.03%            ---           0.71%
May 2008                                             ---            ---          1.92%           0.24%
June 2008                                            ---            ---          1.75%           0.22%
September 2008                                       ---            ---          0.61%           0.08%
March 2009                                           ---            ---          4.57%           0.58%
April 2009                                           ---            ---          6.19%           0.79%
May 2009                                             ---            ---          0.65%           0.08%
June 2009                                            ---            ---          8.63%           1.09%
July 2009                                            ---            ---         33.93%           4.30%
August 2009                                          ---            ---         14.33%           1.82%
September 2009                                       ---            ---         14.09%           1.79%
October 2009                                         ---            ---          6.57%           0.83%
November 2009                                        ---            ---          5.62%           0.71%
January 2010                                         ---            ---          1.13%           0.14%

-------------------------------------------------------------------------------------------------------
ORIGINAL LOAN TO VALUE RATIO
Less than 50.00%                                  17.26%         12.39%         20.64%          14.34%
50.01%   -  55.00%                                 2.56%          4.68%          2.65%           4.03%
55.01%   -  60.00%                                 1.85%          4.93%          5.04%           4.37%
60.01%   -  65.00%                                 6.90%          6.08%          6.78%           6.32%
65.01%   -  70.00%                                 6.83%         14.34%         11.80%          12.61%
70.01%   -  75.00%                                16.40%         15.44%         13.19%          15.33%
75.01%   -  80.00%                                28.43%         30.88%         32.36%          30.61%
80.01%   -  85.00%                                 3.38%          0.98%          0.93%           1.42%
85.01%   -  90.00%                                 3.28%          2.78%          4.10%           3.04%
90.01%   -  95.00%                                 1.68%          0.63%          1.23%           0.91%
Greater than 95.00%                               11.43%          6.87%          1.27%           7.01%

-------------------------------------------------------------------------------------------------------
LOAN TO COLLATERAL RATIO
Less than 50.00%                                  19.89%         13.07%         23.16%          15.63%
50.01%  -  55.00%                                  4.75%          4.68%          2.65%           4.44%
55.01%  -  60.00%                                  3.63%          5.65%          5.04%           5.20%
60.01%  -  65.00%                                  8.23%          6.08%          4.86%           6.33%
65.01%  -  70.00%                                  7.64%         14.78%         11.80%          13.07%
70.01%  -  75.00%                                 24.93%         17.92%         14.92%          18.85%
75.01%  -  80.00%                                 26.58%         35.81%         34.87%          33.97%
80.01%  -  85.00%                                  2.65%          0.69%          0.93%           1.09%
85.01%  -  90.00%                                  1.70%          1.32%          1.77%           1.45%

-------------------------------------------------------------------------------------------------------


*LOAN TO COLLATERAL OF A MORTGAGE LOAN IS THE PRINCIPAL BALANCE OF A MORTGAGE LOAN LESS THE VALUE OF ANY ADDITIONAL COLLATERAL DIVIDED BY THE PROPERTY VALUE.

The data underlying the information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or the computations based thereon. No representation or warranty can be given with respect to the accuracy. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MELLON RESIDENTIAL FUNDING CORPORATION.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------



                             $447,174,100 (APPROX)
                     MELLON RESIDENTIAL FUNDING CORPORATION
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2000-TBC1

----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
                                        CERTIFICATE
                                          RATINGS                  PASS        WAL         PUT
             LOAN    CERTIFICATE SIZE     -------         CE      THROUGH     (YRS)       OPTION            CERTIFICATE
  CLASS      TYPE     (+/- 10%) (1)      S&P/FITCH      LEVEL       RATE       (6)         DATE                TYPE
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-1        3/1         $81,919,900     AAA/AAA       3.00%      (2)(9)      1.8    April 2002 (7)        3/1 Senior
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-2A       5/1         $90,702,300     AAA/AAA       3.00%      (3)(9)     0.85      May 2004 (7)   5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-2B       5/1        $102,679,600     AAA/AAA       3.00%      (3)(9)      3.2      May 2004 (7)   5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-2C       5/1        $107,283,400     AAA/AAA       3.00%      (3)(9)      4.3      May 2004 (7)   5/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-3A      10/1         $16,759,400     AAA/AAA       3.00%      (4)(9)     0.85    April 2008 (7)  10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-3B      10/1         $18,456,500     AAA/AAA       3.00%      (4)(9)      3.2    April 2008 (7)  10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   A-3C      10/1         $20,339,200     AAA/AAA       3.00%      (4)(9)      7.2    April 2008 (7)  10/1 Senior Sequential
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   B-1        All          $3,387,800      AA/AA        2.25%       (5)        4.4         (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   B-2        All          $3,387,600       A/AA        1.50%       (5)        4.4         (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------
   B-3        All          $2,258,400     BBB/BBB       1.00%       (5)        4.4         (8)              Subordinate
----------- -------- ----------------- --------------- --------- ----------- -------- --------------- ------------------------


(1) Class sizes are subject to change based upon the final pool and rating agency approval.

(2) The Class A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.834%.

(3) The Class A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.919%.

(4) The Class A-3 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 7.028%.

(5) The Class B-1, B-2 and B-3 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Classes of Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.917%.

(6) Assumes the Certificates are put to Mellon Bank, N.A. ("Mellon Bank") on each Certificate's respective Put Option Date. The Put Option Date is the first adjustment date for any mortgage loan within each respective Group.

(7) During the 5 business day period ending on the Distribution Date in the month provided above, each Certificateholder will have the option to require Mellon Bank to purchase their certificates on such Distribution Date.

(8) During the 5 business day period ending on the Distribution Date in April 2002 (with respect to Group 1), May 2004 (with respect to Group 2) and April 2008 (with respect to the Group 3), each Certificateholder will have the option to require Mellon Bank to purchase an allocable portion of such Certificateholder's certificates generally related to the applicable Group on such Distribution Date (such portion as further described herein).

(9) After each Class of Certificate's respective Put Option Date, the Pass-Through Rate will equal the lesser of (i) the weighted average of the levels of the loan indices on the Mortgage Loans plus 1.25% and (ii) the weighted average of the interest rates on the Mortgage Loans minus 0.2590%.



BEAR, STEARNS & CO. INC. WHOLE LOAN DESK (212) 272-4976         JANUARY 31, 2000
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. The information contained herein will be
superseded by the information contained in the Prospectus Supplement.     Page 1

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                          MELLON-00TB1 A1 (A-1       )         February 02, 2000
Bear, Stearns & Co. Inc.         Matrix Report                       03:10PM EST
leary                                                                Page 1 of 1

                              MELLON-00TB1 A1 (A-1)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G01
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A1                              P-DES: A-1
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 81,919,900.00            CURRENT BAL.: 81,919,900.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.835                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
--------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
--------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
--------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G01 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            2.24          1.94          1.80           1.71            1.64           AVG. LIFE
                  05/02         03/00         03/00         03/00            03/00          1ST PRIN
                  05/02         05/02         05/02         05/02            05/02          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 98.64527         7.392         7.459         7.499         7.529            7.553          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 98.70777         7.360         7.423         7.461         7.488            7.510          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 98.77027         7.329         7.387         7.422         7.447            7.468          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 98.83277         7.298         7.351         7.383         7.406            7.425          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 98.89527         7.266         7.315         7.344         7.366            7.383          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 98.95777         7.235         7.279         7.306         7.325            7.340          Yield
                  2.00          1.75          1.62          1.54             1.48           Duration
-----------------------------------------------------------------------------------------------------------
 99.02027         7.204         7.243         7.267         7.284            7.298          Yield
                  2.01          1.75          1.62          1.54             1.49           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                         MELLON-00TB1 A2 (A-2A      )          February 02, 2000
Bear, Stearns & Co. Inc.      Matrix  Report                         05:57PM EST
leary                                                                Page 1 of 1
                              MELLON-00TB1 A2 (A-2)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G02
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A2                              P-DES: A-2A
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 90,702,300.00            CURRENT BAL.: 90,702,300.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.920                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G02 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.32          1.30          0.85           0.68            0.60          AVG. LIFE
                  06/04         03/00         03/00         03/00            03/00          1ST PRIN
                  06/04         11/02         11/01         07/01            05/01          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 99.15611         7.131         7.359         7.529         7.647            7.738          Yield
                  3.61          1.18          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.21861         7.114         7.306         7.450         7.549            7.626          Yield
                  3.61          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.28111         7.097         7.253         7.370         7.451            7.514          Yield
                  3.61          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.34361         7.079         7.200         7.291         7.354            7.402          Yield
                  3.61          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.40611         7.062         7.148         7.212         7.256            7.291          Yield
                  3.61          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.46861         7.045         7.095         7.133         7.159            7.179          Yield
                  3.61          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.53111         7.027         7.042         7.054         7.061            7.067          Yield
                  3.62          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 A3 (A-2B      )        February 02, 2000
Bear, Stearns & Co. Inc.         Matrix  Report                      04:11PM EST
leary                                                                Page 1 of 1

                             MELLON-00TB1 A3 (A-2B)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G02
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A3                              P-DES: A-2B
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 102,679,600.00           CURRENT BAL.: 102,679,600.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.920                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
--------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
--------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
--------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G02 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.32          4.00          3.15           2.56            2.21          AVG. LIFE
                  06/04         11/02         11/01         07/01            05/01          1ST PRIN
                  06/04         06/04         06/04         02/04            07/03          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 97.64148         7.556         7.594         7.733         7.880            8.002          Yield
                  3.60          3.36          2.70          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 97.70398         7.538         7.575         7.709         7.851            7.969          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 97.76648         7.521         7.556         7.685         7.823            7.937          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 97.82898         7.503         7.537         7.662         7.795            7.905          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 97.89148         7.485         7.518         7.639         7.766            7.872          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 97.95398         7.468         7.499         7.615         7.738            7.840          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 98.01648         7.450         7.481         7.592         7.710            7.808          Yield
                  3.60          3.36          2.71          2.24             1.96           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                        MELLON-00TB1 A4 (A-2C      )           February 02, 2000
Bear, Stearns & Co. Inc.       Matrix Report                         04:12PM EST
leary                                                                Page 1 of 1

                             MELLON-00TB1 A4 (A-2C)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G02
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A4                              P-DES: A-2C
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 107,283,400.00           CURRENT BAL.: 107,283,400.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.920                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
--------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
--------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
--------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G02 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.32          4.32          4.32           4.30            4.20          AVG. LIFE
                  06/04         06/04         06/04         02/04            07/03          1ST PRIN
                  06/04         06/04         06/04         06/04            06/04          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 97.06950         7.718         7.718         7.718         7.721            7.735          Yield
                  3.59          3.59          3.59          3.58             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.13200         7.701         7.701         7.701         7.703            7.717          Yield
                  3.60          3.60          3.60          3.58             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.19450         7.683         7.683         7.683         7.685            7.699          Yield
                  3.60          3.60          3.60          3.58             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.25700         7.665         7.665         7.665         7.667            7.680          Yield
                  3.60          3.60          3.60          3.58             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.31950         7.647         7.647         7.647         7.649            7.662          Yield
                  3.60          3.60          3.60          3.58             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.38200         7.629         7.629         7.629         7.632            7.644          Yield
                  3.60          3.60          3.60          3.59             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 97.44450         7.612         7.612         7.612         7.614            7.626          Yield
                  3.60          3.60          3.60          3.59             3.51           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                          MELLON-00TB1 A5 (A-3A      )         February 02, 2000
Bear, Stearns & Co. Inc.        Matrix Report                        04:22PM EST
leary                                                                Page 1 of 1

                             MELLON-00TB1 A5 (A-3A)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G03
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A5                              P-DES: A-3A
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 16,759,400.00            CURRENT BAL.: 16,759,400.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 7.028                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
--------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
--------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
--------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G03 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            8.24          1.30          0.85           0.68            0.60           AVG. LIFE
                  05/08         03/00         03/00         03/00            03/00          1ST PRIN
                  05/08         11/02         11/01         07/01            05/01          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 99.19810         7.190         7.430         7.579         7.683            7.763          Yield
                  6.05          1.18          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.26060         7.180         7.377         7.500         7.585            7.651          Yield
                  6.05          1.18          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.32310         7.170         7.324         7.420         7.487            7.539          Yield
                  6.05          1.18          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.38560         7.159         7.271         7.341         7.389            7.427          Yield
                  6.05          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.44810         7.149         7.218         7.262         7.292            7.315          Yield
                  6.05          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.51060         7.139         7.166         7.183         7.194            7.203          Yield
                  6.05          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------
 99.57310         7.128         7.113         7.104         7.097            7.092          Yield
                  6.05          1.19          0.79          0.64             0.56           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                          MELLON-00TB1 A6 (A-3B      )         February 02, 2000
Bear, Stearns & Co. Inc.         Matrix Report                       04:23PM EST
leary                                                                Page 1 of 1

                             MELLON-00TB1 A6 (A-3B)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G03
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A6                              P-DES: A-3B
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 18,456,500.00            CURRENT BAL.: 18,456,500.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 7.028                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
--------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
--------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
--------------------------------------------------------------------------------


SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G03 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            8.24          4.87          3.15           2.52            2.18           AVG. LIFE
                  05/08         11/02         11/01         07/01            05/01          1ST PRIN
                  05/08         08/07         12/04         01/04            06/03          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 97.59127         7.459         7.634         7.863         8.025            8.151          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.65377         7.449         7.618         7.839         7.996            8.118          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.71627         7.438         7.601         7.816         7.967            8.086          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.77877         7.428         7.585         7.792         7.938            8.053          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.84127         7.417         7.569         7.768         7.909            8.020          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.90377         7.407         7.553         7.745         7.881            7.987          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 97.96627         7.396         7.537         7.721         7.852            7.954          Yield
                  6.02          3.93          2.70          2.21             1.93           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                        MELLON-00TB1 A7 (A-3C      )           February 02, 2000
Bear, Stearns & Co. Inc.      Matrix Report                          03:03PM EST
leary                                                                Page 1 of 1

                             MELLON-00TB1 A7 (A-3C)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  G03
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO
                                        3 MO
                                        6 MO
                                        1 YR
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: A7                              P-DES: A-3C
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 20,339,200.00            CURRENT BAL.: 20,339,200.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 7.028                       CPN MULT.: 1.000
            CAP: 999.000                         FLOOR: 1.500
     LAST RESET: 02/23/2000                 NEXT RESET: 02/23/2000
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP G03 ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP           PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            8.24          8.20          7.23           6.39            5.78           AVG. LIFE
                  05/08         08/07         12/04         01/04            06/03          1ST PRIN
                  05/08         05/08         05/08         05/08            05/08          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 95.55167         7.809         7.811         7.883         7.964            8.037          Yield
                  5.99          5.97          5.40          4.87             4.47           Duration
-----------------------------------------------------------------------------------------------------------
 95.61417         7.798         7.801         7.871         7.951            8.023          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------
 95.67667         7.787         7.790         7.859         7.937            8.008          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------
 95.73917         7.777         7.779         7.847         7.924            7.994          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------
 95.80167         7.766         7.768         7.835         7.911            7.979          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------
 95.86417         7.755         7.757         7.823         7.897            7.965          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------
 95.92667         7.744         7.746         7.811         7.884            7.950          Yield
                  5.99          5.97          5.40          4.87             4.48           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 B1 (B1                 February 02, 2000
Bear, Stearns & Co. Inc.                                             04:23PM EST
leary                           Matrix  Report                       Page 1 of 1
                              MELLON-00TB1 B1 (B1)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B1                              P-DES: B1
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 3,387,800.00             CURRENT BAL.: 3,387,800.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 94.68740         8.423         8.423         8.423         8.423            8.423          Yield
                  3.56          3.56          3.56          3.56             3.56           Duration
-----------------------------------------------------------------------------------------------------------
 95.18740         8.276         8.276         8.276         8.276            8.276          Yield
                  3.57          3.57          3.57          3.57             3.57           Duration
-----------------------------------------------------------------------------------------------------------
 95.68740         8.130         8.130         8.130         8.130            8.130          Yield
                  3.58          3.58          3.58          3.58             3.58           Duration
-----------------------------------------------------------------------------------------------------------
 96.18740         7.985         7.985         7.985         7.985            7.985          Yield
                  3.58          3.58          3.58          3.58             3.58           Duration
-----------------------------------------------------------------------------------------------------------
 96.68740         7.841         7.841         7.841         7.841            7.841          Yield
                  3.59          3.59          3.59          3.59             3.59           Duration
-----------------------------------------------------------------------------------------------------------
 97.18740         7.698         7.698         7.698         7.698            7.698          Yield
                  3.60          3.60          3.60          3.60             3.60           Duration
-----------------------------------------------------------------------------------------------------------
 97.68740         7.557         7.557         7.557         7.557            7.557          Yield
                  3.60          3.60          3.60          3.60             3.60           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 B2 (B2      )          February 02, 2000
Bear, Stearns & Co. Inc.                                             04:24PM EST
leary                            Matrix  Report                      Page 1 of 1

                              MELLON-00TB1 B2 (B2)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B1                              P-DES: B1
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 3,387,600.00             CURRENT BAL.: 3,387,800.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 94.16960         8.576         8.576         8.576         8.576            8.576          Yield
                  3.55          3.55          3.55          3.55             3.55           Duration
-----------------------------------------------------------------------------------------------------------
 94.66960         8.428         8.428         8.428         8.428            8.428          Yield
                  3.56          3.56          3.56          3.56             3.56           Duration
-----------------------------------------------------------------------------------------------------------
 95.16960         8.281         8.281         8.281         8.281            8.281          Yield
                  3.57          3.57          3.57          3.57             3.57           Duration
-----------------------------------------------------------------------------------------------------------
 95.66960         8.135         8.135         8.135         8.135            8.135          Yield
                  3.58          3.58          3.58          3.58             3.58           Duration
-----------------------------------------------------------------------------------------------------------
 96.16960         7.990         7.990         7.990         7.990            7.990          Yield
                  3.58          3.58          3.58          3.58             3.58           Duration
-----------------------------------------------------------------------------------------------------------
 96.66960         7.846         7.846         7.846         7.846            7.846          Yield
                  3.59          3.59          3.59          3.59             3.59           Duration
-----------------------------------------------------------------------------------------------------------
 97.16960         7.703         7.703         7.703         7.703            7.703          Yield
                  3.60          3.60          3.60          3.60             3.60           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 B3 (B3      )          February 02, 2000
Bear, Stearns & Co. Inc.                                             04:24PM EST
leary                            Matrix  Report                      Page 1 of 1

                              MELLON-00TB1 B3 (B3)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B3                              P-DES: B3
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 2,258,400.00             CURRENT BAL.: 2,258,400.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 90.81210         9.598         9.598         9.598         9.598            9.598          Yield
                  3.51          3.51          3.51          3.51             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 91.31210         9.442         9.442         9.442         9.442            9.442          Yield
                  3.51          3.51          3.51          3.51             3.51           Duration
-----------------------------------------------------------------------------------------------------------
 91.81210         9.288         9.288         9.288         9.288            9.288          Yield
                  3.52          3.52          3.52          3.52             3.52           Duration
-----------------------------------------------------------------------------------------------------------
 92.31210         9.135         9.135         9.135         9.135            9.135          Yield
                  3.53          3.53          3.53          3.53             3.53           Duration
-----------------------------------------------------------------------------------------------------------
 92.81210         8.983         8.983         8.983         8.983            8.983          Yield
                  3.54          3.54          3.54          3.54             3.54           Duration
-----------------------------------------------------------------------------------------------------------
 93.31210         8.832         8.832         8.832         8.832            8.832          Yield
                  3.54          3.54          3.54          3.54             3.54           Duration
-----------------------------------------------------------------------------------------------------------
 93.81210         8.682         8.682         8.682         8.682            8.682          Yield
                  3.55          3.55          3.55          3.55             3.55           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 B4 (B4      )          February 02, 2000
Bear, Stearns & Co. Inc.                                             01:38PM EST
leary                           Matrix  Report                       Page 1 of 1

                              MELLON-00TB1 B4 (B4)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B4                              P-DES: B4
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 2,258,500.00             CURRENT BAL.: 2,258,500.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 71.95961         11.763        11.763        11.763        11.763           11.763         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.02211         11.737        11.737        11.737        11.737           11.737         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.08461         11.711        11.711        11.711        11.711           11.711         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.14711         11.685        11.685        11.685        11.685           11.685         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.20961         11.659        11.659        11.659        11.659           11.659         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.27211         11.633        11.633        11.633        11.633           11.633         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------
 72.33461         11.608        11.608        11.608        11.608           11.608         Yield
                  3.33          3.33          3.33          3.33             3.33           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                           MELLON-00TB1 B5 (B5      )          February 02, 2000
Bear, Stearns & Co. Inc.                                             05:55PM EST
leary                           Matrix  Report                       Page 1 of 1

                              MELLON-00TB1 B5 (B5)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B5                              P-DES: B5
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 1,129,200.00             CURRENT BAL.: 1,129,200.00
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 64.93291         14.891        14.891        14.891        14.891           14.891         Yield
                  3.19          3.19          3.19          3.19             3.19           Duration
-----------------------------------------------------------------------------------------------------------
 65.43291         14.653        14.653        14.653        14.653           14.653         Yield
                  3.20          3.20          3.20          3.20             3.20           Duration
-----------------------------------------------------------------------------------------------------------
 65.93291         14.418        14.418        14.418        14.418           14.418         Yield
                  3.21          3.21          3.21          3.21             3.21           Duration
-----------------------------------------------------------------------------------------------------------
 66.43291         14.185        14.185        14.185        14.185           14.185         Yield
                  3.22          3.22          3.22          3.22             3.22           Duration
-----------------------------------------------------------------------------------------------------------
 66.93291         13.954        13.954        13.954        13.954           13.954         Yield
                  3.23          3.23          3.23          3.23             3.23           Duration
-----------------------------------------------------------------------------------------------------------
 67.43291         13.726        13.726        13.726        13.726           13.726         Yield
                  3.24          3.24          3.24          3.24             3.24           Duration
-----------------------------------------------------------------------------------------------------------
 67.93291         13.500        13.500        13.500        13.500           13.500         Yield
                  3.25          3.25          3.25          3.25             3.25           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            MELLON-00TB1 B6 (B6      )         February 02, 2000
Bear, Stearns & Co. Inc.                                             04:25PM EST
leary                           Matrix  Report                       Page 1 of 1

                              MELLON-00TB1 B6 (B6)
--------------------------------------------------------------------------------
    DATED DATE: 02/01/2000                      PRICING
    TRADE DATE:                                WAC:  0.000
   SETTLE DATE: 02/29/2000                     WAM:  02/2000
DATE OF 1ST CF: 03/25/2000                    TYPE:

PMTS PER YEAR:  12                            COLLATERAL
      MANAGER:  BEARS                        GROUP:  ALL
         FACE:  451,691.22M                  CNWAC:
SPEED ASSUMP.:  18.00%  CPR                  CGWAC:  0.000
     MONTHLY PREPAYMENT                      RANGE:  0.00 -  0.00
DATE    PSA     CPP     RPI                   CWAM:
                                             RANGE:  -
                                           AV. AGE:
                                        CUMULATIVE PREPAYMENT
                                                PSA    CPP     RPI
                                        1 MO    .00            .00
                                        3 MO    .00            .00
                                        6 MO    .00            .00
                                        1 YR    .00            .00
--------------------------------------------------------------------------------
                                  DEAL COMMENTS


--------------------------------------------------------------------------------
                        TRANCHE DETAILS
            DES: B6                              P-DES: B6
          CUSIP:                           DESCRIPTION:
     ORIG. BAL.: 1,129,419.92             CURRENT BAL.: 1,129,419.92
         FACTOR: 1.00000000                      AS OF:
         COUPON: 6.918                       CPN MULT.: 1.000
            CAP: 0.000                           FLOOR: 0.000
     LAST RESET:                            NEXT RESET:
     DELAY DAYS: 24                         STATED MAT:
    CURRENT PAC:                          ORIGINAL PAC:
            S&P:                                 FITCH:
          MOODY:                                  DUFF:
--------------------------------------------------------------------------------
                                 COUPON FORMULAS

                 INDEX        FORMULA             CAP     FLOOR
                 ----------------------------------------------
                  All     Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve  3mo    6mo    1yr     2yr     3yr     5yr     7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value  5.66   5.95   6.24    6.62    6.64    6.69    6.65    6.60    6.32
-------------------------------------------------------------------------------

SETTLE: 29-FEB-2000     CURVE DATE: 02-FEB-2000
HIST COUPONS   CLCTN RT 0%
DIRECTED CASHFLOW FROM GROUP ALL ()AMORT START SET, USE NO HIST FACTOR

-----------------------------------------------------------------------------------------------------------
                  0% CPP       12% CPP       18% CPP       22% CPP         25% CPP          PREPAY
                 6.24700%      6.24700%      6.24700%      6.24700%        6.24700%         1YR_TRES
 PRICE            4.43          4.43          4.43           4.43            4.43           AVG. LIFE
                 05/02*        05/02*        05/02*        05/02*           05/02*          1ST PRIN
                 05/08*        05/08*        05/08*        05/08*           05/08*          LAST PRIN
-----------------------------------------------------------------------------------------------------------
 18.50000         40.177        40.177        40.177        40.177           40.177         Yield
                  1.79          1.79          1.79          1.79             1.79           Duration
-----------------------------------------------------------------------------------------------------------
 19.00000         38.745        38.745        38.745        38.745           38.745         Yield
                  1.83          1.83          1.83          1.83             1.83           Duration
-----------------------------------------------------------------------------------------------------------
 19.50000         37.376        37.376        37.376        37.376           37.376         Yield
                  1.86          1.86          1.86          1.86             1.86           Duration
-----------------------------------------------------------------------------------------------------------
 20.00000         36.065        36.065        36.065        36.065           36.065         Yield
                  1.90          1.90          1.90          1.90             1.90           Duration
-----------------------------------------------------------------------------------------------------------
 20.50000         34.809        34.809        34.809        34.809           34.809         Yield
                  1.93          1.93          1.93          1.93             1.93           Duration
-----------------------------------------------------------------------------------------------------------
 21.00000         33.603        33.603        33.603        33.603           33.603         Yield
                  1.96          1.96          1.96          1.96             1.96           Duration
-----------------------------------------------------------------------------------------------------------
 21.50000         32.444        32.444        32.444        32.444           32.444         Yield
                  2.00          2.00          2.00          2.00             2.00           Duration
-----------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.